                                                                   Exhibit 10.41

                            AMENDMENT NUMBER ONE TO
                               PURCHASE AGREEMENT

      This Amendment Number One, dated as of December 28, 2000 (this "Amendment"), to the Purchase Agreement, dated as of December 1, 1999 (the "Existing Agreement"), by and among The Mrs. Fields' Brand, Inc., ("MFB"), a Delaware corporation, and Nonni's Food Company, Inc., ("Nonni's"), a Florida corporation. Capitalized Terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Existing Agreement.

                                    RECITALS

      WHEREAS, the parties desire to amend certain terms of the Existing Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. Amendment.

            1.1 The Existing Agreement is hereby amended by deleting Section 2 and inserting the following in lieu thereof:

                  "2. Purchase Price. The purchase price for the acquired
            recipes shall be TWO MILLION NINE HUNDRED FIFTY THOUSAND DOLLARS ($2,950,000.00) of which $2,000,000.00 has already been paid. An initial payment of $190,000.00 is due upon execution of this Amendment. Nonni's agrees to pay the remainder of $760,000.00 in three equal installments. The payment dates are: May 1, 2001, August 1, 2001 and November 1, 2001. Such payments are to bear simple interest at 7% after May 1, 2001. MFB shall provide wire transfer instructions to Nonni's. Nonni's agrees to effect the payment by wire transfer in immediately available funds."

            1.2 The Existing Agreement is hereby amended by deleting EXHIBIT A and inserting the attached EXHIBIT A.

            2. Miscellaneous.

            2.1 This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and the respective successors and assigns.

            2.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

            2.3 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

            2.4 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF UTAH.

            2.5 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        NONNI'S FOOD COMPANY, INC.

                                        By: /s/  Tim Bruer
                                           -------------------------------------
                                              TIM BRUER
                                        Its: CEO
                                            ------------------------------------


                                        THE MRS. FIELDS' BRAND, INC.

                                        By: /s/  Michael R. Ward
                                           -------------------------------------
                                               MICHAEL R. WARD

                                        Its: Senior Vice President
                                            ------------------------------------

                                    EXHIBIT A

                                ACQUIRED RECIPES

1.    Semi-sweet
2.    Milk Chocolate
3.    Butter Toffee
4.    Butter Cookie
5.    Semi-sweet with Walnut
6.    White Chunk Macadamia
7.    Coconut Macadamia
8.    Oatmeal Raisin with Walnut
9.    Milk Chocolate Walnut
10.   Peanut Butter Cookie
11.   Chewy Chocolate Cookie
12.   Milk Macadamia Cookie
13.   Semi-sweet Chunk Pecan
14.   Peanut Butter Chocolate Chip
15.   Triple Chocolate
16.   Cinnamon Sugar
17.   Oatmeal Chocolate Chip
18.   Oatmeal Raisin
19.   Ginger Snap
20.   Pumpkin Harvest
21.   Double Fudge